Exhibit 99.1

KPMG LLP	Telephone	(416) 777-8500
Chartered Professional Accountants	Fax	(416) 777-8818
Bay Adelaide Centre		www.kpmg.ca
Suite 4600 333 Bay Street
Toronto, ON M5H 2S5

INDEPENDENT ACCOUNTANTS’ REPORT ON APPLYING AGREED-UPON PROCEDURES

Bank of Montreal (the “Bank”)

BMO Capital Markets Corp.

Citigroup Global Markets Inc.

Barclays Capital Inc.

J.P. Morgan Securities LLC

(together with the Bank, the “Specified Parties”)

We have performed the agreed-upon procedures enumerated in the attached Appendix, which were agreed to by the Specified Parties, in connection with the proposed offering of Auto Loan Receivables Backed Notes (the “Notes”) by Canadian Pacer Auto Receivables Trust 2021-1 (the “Issuer”), solely to assist the Specified Parties with certain information pertaining to the pool of auto loan receivables which we were informed are intended to be included as collateral in the offering of the Notes.

The agreed-upon procedures are summarized, along with our findings, in the attached Appendix.

It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the agreed-upon procedures enumerated in the attached Appendix; rather, the agreed-upon procedures enumerated therein are those the Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes enumerated in the attached Appendix. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or for any other purpose.

The procedures performed may not address all the items of interest to the Specified Parties and may not meet the needs of the Specified Parties and, as such, the Specified Parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

We were engaged by the Bank to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on any information set forth in the auto loan files, related data files and any other information which was used in the performance of the procedures. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported to you.

KPMG LLP is a Canadian limited liability partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative

(“KPMG International”), a Swiss entity.

KPMG Canada provides services to KPMG LLP.

We are required to be independent of the Bank and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences are attributable to rounding.

•

The term “recomputed” means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences are attributable to rounding.

•	The term “rounding” means that amounts, percentages, weighted average lives were within$1, 0.2% and ..01 years, respectively.

The Bank is responsible for the information in the auto loan files and related data files.

The agreed-upon procedures performed were applied based on the methodologies, assumptions and information set forth in the auto loan files and related data files provided by the Bank, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Bank or herein; (2) the existence of the Auto Loans or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the Auto Loans will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by the Bank; (4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by the Bank which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed therein omit any material facts; or (6) the enforceability of any contractual provision in the documents furnished to us by the Bank or set forth therein and any other matters of legal interpretation.

The agreed-upon procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the auto loan contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such auto loan contract being securitized; (iii) the compliance of the originator of the auto loan contracts with federal, provincial, and local laws and regulations; or (iv) any other factor or characteristic of the auto loan contracts that would be material to the likelihood that the Issuer will pay interest and principal in accordance with the applicable terms and conditions of the Notes. The agreed-upon procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

These agreed-upon procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering and the terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, each of whom has in writing agreed to the procedures and taken responsibility for the sufficiency of the agreed-upon procedures for its purposes, as described above. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report by law or regulation. The Bank has authorized us to provide a copy of our report to each of the Specified Parties. This report is not intended to be, and should not be, used by anyone other than the Specified Parties.

/s/ KPMG LLP

Chartered Professional Accountants, Licensed Public Accountants

September 13, 2021

Toronto, Canada

Appendix

Agreed Upon Procedures	Findings

1.  Using an unaudited excel file titled “CPART 2021-1 Data Tape_vF – Small Pool 09082021.xls” (the “unaudited Extract File”) that contains certain information related to a pool of auto loan receivables as of August 31, 2021(the “Cut-off Date”), provided by the Bank, we selected a sample of 118 auto loan contracts, using a statiscal sampling methodology, from the unaudited Extract File (the “Sample Receivables”).

Not applicable

2.  For each of the Sample Receivables, we requested from the Bank access to the credit agreement in respect of the loan (the “Credit Agreement”), and observed whether it contains the respective obligor’s signature. We did not perform any procedures to establish the authenticity of the signatures or the Credit Agreement.

No findings noted.

3.  For each of the Sample Receivables, we compared the following particulars per the respective support (comprised of either the Credit Agreement or a screenshot from the source system) to the information contained in the unaudited Extract File:

i.   “Loan ID” as per the Credit Agreement or source system screenshot to the identifier in the column titled “src_acct_nbr” or “ccaps_ref_nbr” in the unaudited Extract File.

ii.  “Manufacturer’s Serial/Vehicle Information Number” as per the Credit Agreement to VIN identifier in column titled “COL_VEH_SERIAL_NUM_01” in the unaudited Extract File.

iii.   “Contract Date” as per the Credit Agreement to the date in the column

a)  For procedure 3(iii), there was one loan for which the “contract date” as per Credit Agreement did not agree to the original loan date in the column titled “orig_loan_date” in the unaudited Extract File. The original loan date deferred by seven calender days. Per our inquiry with management, the original loan date was accurately recorded in the source system, however was not appearing correctly in the unaudited Extract File. We did not perform any procedures in respect of the completeness and accuracy of management’s assertion.

No other findings noted.

titled “orig_loan_date” in the unaudited Extract File.

iv.   “First payment date” as per the Credit Agreement to the date in the column titled “clo_first_pmt_close_date_01” per the unaudited Extract File.

v.  “the Maturity Date” per the Credit Agreement to the date in the column titled “maturity_date” per the unaudited Extract File.

vi.   “Balance Payable” per Credit Agreements in English or “Solde Capital net” plus “Frais d’administration” for Credit Agreements in French to the amount in the column titled “orig_loan_amt” in the unaudited Extract File.

vii.  “Term of borrowing months” per the Credit Agreement to the number in the column titled “CLOSING_LOAN_TERM” in the unaudited Extract File.

viii.  “____ Installments” per the Credit Agreement to the Symbol denoted in the column titled “freq_cd” in the unaudited Extract File. Per our inquiries with the Bank, the symbols denoted in the column titled “freq_cd” are defined as follows: “W”: Weekly; “B”: Bi-Weekly; “M”: Monthly; and “I”: Other.

ix.   “Annual Percentage Rate (APR)” per the Credit Agreement to the number in the column titled “goto_rtl_opt_rate” in the unaudited Extract File.

x.  “Beacon Score” per the Credit Bureau Report in the source system screenshot to the number in the column titled “cbr_risk_scr” in the unaudited Extract File.

xi.   “New or Used” per the Credit Agreement to the symbol denoted in the column titled “veh_new_used_ind1” in the unaudited Extract File. Per our inquiries with the Bank, the symbols denoted in the column titled “veh_new_used_ind1” in the unaudited Extract File are defined as follows: “N”: new vehicle; and “U”: used vehicle.

xii.  For the Samples Receivables identified as a “new vehicle” (via procedure 2xi), we compared the “Sale price” per the source system screenshot to the number in the column titled “col_msrp_01” in the unaudited Extract File. For the Samples Receivables identified as a “used vehicle” (via procedure 2xi), we compared the “Sale price” per the source system screenshot to the number in the column titled “col_curr_bbk_value_01” in the unaudited Extract File.

xiii.  “Make / Trade Name” per the Credit Agreement to the column titled “veh_make1” in the unaudited Extract file.

xiv.  “Model” per the Credit Agreement to the column titled “veh_model1” in the unaudited Extract file

xv.  “Year Model” per the Credit Agreement to the column titled “veh_year1” in the unaudited Extract File.

xvi.  “Province/Territory” per the Credit Agreement to the column titled “pri_prov_cd” in the unaudited Extract File.

xvii. “Postal Code” per the Credit Agreement to the column titled “pri_post_cd” in the unaudited Extract File.

4.  We obtained from management unaudited excel files titled “BCBM6 Custom Report Aug 31, 2021.xls” and “ONCBM5 Custom Report Aug 31, 2021.xls” (the “CSRS Reports”). Per our inquiries with management, the CSRS Reports were downloaded from the D&H website and

No findings noted

show the actual registration of the vehicle. For each of the Samples Receivables, we compared the VIN from the unaudited Extract File to the CSRS Reports. We did not perform any procedures to verify the CSRS Reports provided by management.

5.  Recomputed the Remaining Principal Balance for each of the Sample Receivables by taking the difference of the following columns in the unaudited Extract File: “cur_bal”—“cash_int_bnp”—“fee_bnp”. We then compared the calculated amount to the column titled “prncpl_bal” in the unaudited Extract File.

No findings noted